   As filed with the Securities and Exchange Commission on November 19, 1996
                                                  Registration No. 333-

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                 --------------
                              QUADRAMED CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                        68-0316252
 (State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)

                  80 EAST SIR FRANCIS DRAKE BOULEVARD, STE. 2A
                           LARKSPUR, CALIFORNIA 94939
               (Address of principal executive offices) (Zip Code)

                                 --------------
                            1996 STOCK INCENTIVE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                       WARRANT ISSUED TO JAMES D. DURHAM
                            (Full title of the Plans)

                                 --------------
                                 JAMES D. DURHAM
                             CHIEF EXECUTIVE OFFICER
                              QUADRAMED CORPORATION
                  80 EAST SIR FRANCIS DRAKE BOULEVARD, STE. 2A
                           LARKSPUR, CALIFORNIA 94939
                                 (415) 461-7725

  (Name and address, including zip code, and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------
                                                          Proposed          Proposed
          Title of                                         Maximum          Maximum
         Securities                   Amount              Offering          Aggregate         Amount of
            to be                     to be                 Price           Offering        Registration
         Registered                Registered(1)          per Share          Price               Fee
         ----------                ----------            ---------          -----                ---
1996 Stock Incentive Plan

Options to purchase
Common Stock:                           1,369,391            N/A               N/A               N/A

Common Stock, $0.01 par value       1,369,391 shares      $12.94(2)         $17,719,919.54(2)   $5,370

Employee Stock Purchase Plan

Common Stock, $0.01 par value         200,000 shares      $12.94(2)         $2,588,000(2)       $  785

Warrant held by James D. Durham

Warrant to purchase Common Stock          355,600            N/A               N/A               N/A

Common Stock                              355,600           $3.75(3)        $1,333,500(3)       $404.10

                                                                         Aggregate filing fee $6,559.10
------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1996 Stock Incentive Plan, the Employee Stock Purchase Plan and the Warrant held by Mr. Durham by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of QuadraMed Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of QuadraMed Corporation on November 12, 1996, as reported by the Nasdaq National Market.

(3) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the exercise price of the warrant.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

         QuadraMed Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         (a) The Registrant's Prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "1933 Act"), in connection with Registration Statement No. 333-05180-LA on Form SB-2, filed with the SEC on June 28, 1996, and the amendments thereto, in which there is set forth audited financial statements for the Registrant's fiscal year ended December 31, 1995;

         (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996; and

         (c) The Registrant's Registration Statement No. 00-021031 on Form 8-A filed with the SEC on July 17, 1996 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities

         Not Applicable.


Item 5.   Interests of Named Experts and Counsel

         Not Applicable.


Item 6.  Indemnification of Directors and Officers

         The Registrant's Certificate of Incorporation provides that its directors will not be liable to the Registrant or its stockholders for monetary damages for breaches of fiduciary duty to the fullest extent permitted by Delaware law. This provision is intended to allow the Registrant's directors the benefit of Delaware General Corporation Law, which provides that directors of Delaware corporations may be relieved of monetary liability for breaches of their fiduciary duty of care except under certain circumstances, including breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or known violation of law, or any transaction from which the director derived an improper personal benefit.

         The Registrant will enter into separate indemnification agreements with each of the directors and executive officers whereby the Registrant will agree, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or executive officers to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Item 7.  Exemption from Registration Claimed

         Not Applicable.


Item 8.  Exhibits

Number         Exhibit

     4.0 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 00-021031 on Form 8-A which is incorporated herein by reference pursuant to Item 3(c).

     5.0       Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1       Consent of Arthur Andersen LLP, Independent Accountants.

    23.2       Consent of Brobeck, Phleger & Harrison LLP is contained in
               Exhibit 5.

    24.0 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

    99.1       1996 Stock Incentive Plan.

    99.2       Form of Notice of Grant of Stock Option.

    99.3       Form of Stock Option Agreement.

    99.4 Form of Addendum to Stock Option Agreement. (Limited Stock Appreciation Right).

    99.5 Form of Addendum to Stock Option Agreement. (Involuntary Termination Following Change in Control).

    99.6 Form of Addendum to Stock Option Agreement. (Involuntary Termination Following Corporate Transaction).

    99.7       Form of Notice of Grant of Automatic Stock Option (Initial
               Grant).

    99.8       Form of Notice of Grant of Automatic Stock Option (Annual Grant).

    99.9       Form of Automatic Stock Option Agreement.

    99.10      Form of Stock Issuance Agreement.

    99.11 Form of Addendum to Stock Issuance Agreement. (Involuntary Termination Following Change in Control).

    99.12 Form of Addendum to Stock Issuance Agreement. (Involuntary Termination Following Corporate Transaction).

    99.13      Employee Stock Purchase Plan.

    99.14      Form of Enrollment/Change Form.

    99.15      Form of Stock Purchase Agreement.

    99.16 Stock Purchase Warrant between Registrant and James D. Durham dated September 27, 1995.


Item 9.  Undertakings

    A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1996 Stock Incentive Plan and/or the Employee Stock Purchase Plan or the expiration of the Warrant held by Mr. Durham.


                                      II-2.

    B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                      II-3.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur, State of California on this 15th day of November, 1996.

                                     QUADRAMED CORPORATION


                                     By: /s/ James D. Durham
                                         -------------------------------
                                             James D. Durham
                                             Chief Executive Officer and
                                             Chairman of the Board


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

                  That the undersigned officers and directors of QuadraMed Corporation, a Delaware corporation, do hereby constitute and appoint James D. Durham and John V. Cracchiolo and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                 Title                               Date
---------                 -----                               -----
/s/James D. Durham        Chief Executive Officer and         November 15, 1996
----------------------    Chairman of the Board
James D. Durham           (Principal Executive Officer)




                                      II-4.


Signature                         Title                               Date
---------                         -----                               -----
                                  Executive Vice President and
/s/John V. Cracchiolo             Chief Financial Officer             November 15, 1996
------------------------          (Principal Financial and
John V. Cracchiolo                Accounting Officer)


/s/John H. Austin, M.D.           Director                            November 15, 1996
------------------------
John H. Austin, M.D.



/s/Thomas F. McNulty              Director                            November 15, 1996
------------------------
Thomas F. McNulty



/s/Joan P. Neuscheler             Director                            November 15, 1996
------------------------
Joan P. Neuscheler



/s/Cornelius T. Ryan              Director                            November 15, 1996
------------------------
Cornelius T. Ryan



------------------------          Director                                       , 1996
Laurie J. Thomsen


                                      II-5.

                                  EXHIBIT INDEX




   Number      Exhibit

     4.0 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 00-021031 on Form 8-A which is incorporated herein by reference pursuant to Item 3(b).

     5.0       Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1       Consent of Arthur Andersen LLP, Independent Accountants.

    23.2       Consent of Brobeck, Phleger & Harrison LLP is contained in
               Exhibit 5.

    24.0 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

    99.1       1996 Stock Incentive Plan.

    99.2       Form of Notice of Grant of Stock Option.

    99.3       Form of Stock Option Agreement.

    99.4 Form of Addendum to Stock Option Agreement. (Limited Stock Appreciation Right).

    99.5 Form of Addendum to Stock Option Agreement. (Involuntary Termination Following Change in Control).

    99.6 Form of Addendum to Stock Option Agreement. (Involuntary Termination Following Corporate Transaction).

    99.7       Form of Notice of Grant of Automatic Stock Option (Initial
               Grant).

    99.8       Form of Notice of Grant of Automatic Stock Option (Annual Grant).

    99.9       Form of Automatic Stock Option Agreement.

    99.10      Form of Stock Issuance Agreement.

    99.11 Form of Addendum to Stock Issuance Agreement. (Involuntary Termination Following Change in Control).

    99.12 Form of Addendum to Stock Issuance Agreement. (Involuntary Termination Following Corporate Transaction).

    99.13      Employee Stock Purchase Plan.

    99.14      Form of Enrollment/Change Form.

    99.15      Form of Stock Purchase Agreement.

    99.16 Stock Purchase Agreement between Registrant and James D. Durham dated September 27, 1995.